UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                          JANUARY 15, 1997
        (Date of Report [Date of earliest event reported]:)

                  FIRST OF AMERICA BANK CORPORATION
         (Exact name of registrant as specified in charter)

                              MICHIGAN
   (State or other jurisdiction of incorporation or organization)

                              1-10534
                       (Commission File No.)

                             38-1971791
                (I.R.S. Employer Identification No.)

                         211 S. ROSE STREET
                         KALAMAZOO, MICHIGAN
              (Address of principal executive offices)

                               49007
                             (Zip Code)

                           (616) 376-9000
        (Registrant's telephone number, including area code)

                           NOT APPLICABLE
        (Former name, former address and former fiscal year,
                   if changed since last report.)





  Item 5. Other Events

  (1) On January 14, 1997, First of America Bank Corporation ("First of America") issued a news release announcing its earnings and related financial information for the fourth quarter and full year 1996. The text of the news release and the financial information released with it follow.